UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2020
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Nu Skin Enterprises, Inc. reiterates its first-quarter 2020 revenue guidance of $480 million to $510 million. Given the significant uncertainty in the marketplace, we are unable to reconfirm our guidance for first-quarter earnings per share or full-year results at this time. We will provide more information in our first-quarter earnings release, when we will have additional information regarding the impact of the COVID-19 global health pandemic.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Important Information Regarding Forward-Looking Statements: This report contains a forward-looking statement within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that represent the company’s current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and include the revenue guidance.

The forward-looking statement and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statement or views expressed herein. The situation with COVID-19 is changing rapidly and cannot be predicted, but has already had impacts on our business in varying degrees across our markets, including limitations on our sales force’s ability to hold meetings and our ability to ship products in some markets. These impacts and other events related to COVID-19 have, and could continue to, negatively affected our business and our anticipated revenue results.

The risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statement or views expressed herein also include, but are not limited to, the following:

•	adverse publicity related to the company’s business, products, industry or any legal actions or complaints by the company’s sales force or others;
•
risk that direct selling laws and regulations in any of the company’s markets, including the United States and Mainland China, may be modified, interpreted or enforced in a manner that results in negative changes to the company’s business model or negatively impacts its revenue, sales force or business, including through the interruption of sales activities, loss of licenses, imposition of fines, or any other adverse actions or events;

•	any failure of current or planned initiatives or products to generate interest among the company’s sales force and customers and generate sponsoring and selling activities on a sustained basis;
•	uncertainty regarding the continued impact of the 100-day review and negative media and consumer sentiment in Mainland China on our business operations and results;
•	risk of foreign-currency fluctuations and the currency translation impact on the company’s business associated with these fluctuations;
•	uncertainties regarding the future financial performance of the businesses the company has acquired;
•
risks related to accurately predicting, delivering or maintaining sufficient quantities of products to support planned initiatives or launch strategies, and increased risk of inventory write-offs if the company over-forecasts demand for a product or changes its planned initiatives or launch strategies;

•
regulatory risks associated with the company’s products, which could require the company to modify its claims or inhibit its ability to import or continue selling a product in a market if the product is determined to be a medical device or if the company is unable to register the product in a timely manner under applicable regulatory requirements;

•	unpredictable economic conditions and events globally, including trade policies and tariffs;
•
uncertainties related to interpretation of, and forthcoming regulations under, the recently enacted U.S. tax reform legislation; the company’s future tax-planning initiatives; any prospective or retrospective increases in duties on the company’s products imported into the company’s markets outside of the United States; and any adverse results of tax audits or unfavorable changes to tax laws in the company’s various markets; and

•	continued competitive pressures in the company’s markets.

The company’s financial performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the Securities and Exchange Commission. The forward-looking statement sets forth the company’s beliefs as of the date that such information was first provided, and the company assumes no duty to update the forward-looking statements contained in this report to reflect any change except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ Mark H. Lawrence
Mark H. Lawrence
Chief Financial Officer
Date:  March 18, 2020